                               EXHIBIT 24


                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ T. W. HERTZ
                                             (signature)


                                   ________________________________________
                                        (please type or print name)


                                   ________________________________________
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ EDWARD D. CHRISTENSEN, JR.
                                             (signature)


                                   ________________________________________
                                        (please type or print name)


                                   ________________________________________
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ PALMER O. LARSON
                                             (signature)


                                   ________________________________________
                                        (please type or print name)


                                   ________________________________________
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ JAMES H. JIBBEN
                                             (signature)


                                   ________________________________________
                                        (please type or print name)


                                   ________________________________________
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ JOHN A. ROTH
                                             (signature)


                                   ________________________________________
                                        (please type or print name)


                                   ________________________________________
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ ROSS L. BENSON
                                             (signature)


                                   ________________________________________
                                        (please type or print name)


                                   ________________________________________
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ JEFFREY J. GOEMAN
                                             (signature)


                                       JEFFREY J. GOEMAN
                                        (please type or print name)


                                        VICE PRESIDENT: DAKOTA
                                        TELECOMMUNICATIONS
                                        (please type or print title)

                               EXHIBIT 24


                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ DALE Q. BYE
                                             (signature)


                                   DALE Q. BYE
                                        (please type or print name)


                                   TREASURER
                                        (please type or print title)

                               EXHIBIT 24


                         LIMITED POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Dakota Cooperative Telecommunications, Inc., and its intended successor Dakota Telecommunications Group, Inc., and Dakota Telecommunications Group (Delaware), Inc., a wholly-owned subsidiary of Dakota Cooperative Telecommunications, Inc., does hereby appoint THOMAS
W. HERTZ and CRAIG A. ANDERSON, or either of them, his attorney or attorneys, with full power of substitution, to execute in his name a Registration Statement on Form S-4 with respect to the issuance of shares of its Common Stock, without par value, Rights to purchase shares of Series A Junior Participating Preferred Stock, Warrants to purchase shares of Common Stock and Options to purchase shares of Common Stock in connection with the conversion of Dakota Cooperative Telecommunications, Inc. into Dakota Telecommunications Group, Inc., a South Dakota business corporation, and the proposed merger of Dakota Telecommunications Group, Inc. with and into Dakota Telecommunications Group (Delaware), Inc., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys and each of them.


Dated:  February 14, 1997          /S/ JOHN A. SCHAEFER
                                             (signature)


                                   JOHN A. SCHAEFER
                                        (please type or print name)


                                   SECRETARY
                                        (please type or print title)